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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): December 5, 2005

          CWHEQ, INC., (as depositor under the Indenture, dated as of December 29, 2005, providing for the issuance of the CWHEQ Revolving Home Equity Loan Trust, Series 2005-K, Revolving
                 Home Equity Loan Asset Backed Notes, 2005-K).

                                  CWHEQ, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-126790            87-0698310
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
      of Incorporation)             File Number)      Identification No.)


         4500 Park Granada
       Calabasas, California                            91302
    ---------------------------                     --------------
       (Address of Principal                          (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8
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Item 8.01  Other Events and Required FD Disclosure.
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Filing of Computational Materials
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         Pursuant to Rule 424(b) under the Securities Act of 1933,
concurrently with, or subsequent to, the filing of this Current Report on Form 8-K/A (the "Form 8-K/A"), CWHEQ, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its CWHEQ Revolving Home Equity Loan Trust, Series 2005-K.

         In connection with the offering of the CWHEQ Revolving Home Equity Loan Trust, Series 2005-K, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K/A, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are listed as 99.2 hereto.

         This amendment on Form 8-K/A amends and supercedes in part the Form 8-K of CWHEQ, Inc. previously filed on December 5, 2005 (accession no. 0000905148-05-005862). The purpose of this amendment on Form 8-K/A is to correct and replace in its entirety the previously filed Exhibit 99.2 with the Computational Materials annexed hereto as Exhibit 99.2.





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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWHEQ, Inc., relating to its CWHEQ Revolving Home Equity Loan Trust, Series 2005-K, Revolving Home Equity Loan Asset Backed Notes, Series 2005-K.


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Section 9
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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

    99.2     CSC Computational Materials dated December 5, 2005.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWHEQ, INC.



                                             By: /s/ Leon Daniels, Jr.
                                                 -------------------------
                                             Name: Leon Daniels, Jr.
                                             Title: Vice President



Dated:  December 7, 2005


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Exhibit Index
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Exhibit

99.2     CSC Computational Materials dated December 5, 2005.